UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

BANKFINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BankFinancial Corporation

VOTE

IMPORTANT ANNUAL MEETING INFORMATION

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Online

Go to **www.envisionreports.com/BFIN** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 1:00 a.m., Central Time, on May 27, 2022 (May 25, 2022 for 401(k) Plan shares).

Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 27, 2022.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and 2021 Annual Report are available at:

www.envisionreports.com/BFIN

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/BFIN.**
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 13, 2022 to facilitate timely delivery.

2 N O T C O Y

03KWFB

Stockholder Meeting Notice

The 2022 Annual Meeting of Stockholders of BankFinancial Corporation will be held on Friday, May 27, 2022 at 11:00 a.m., Chicago, Illinois Time, at The Drake Hotel Oak Brook, 2301 York Road, Oak Brook, Illinois 60523.

To view the annual meeting documents visit www.envisionreports.com/BFIN

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2 and 3:

1. Election of Directors:
   01 - John M. Hausmann
   02 - Glen R. Wherfel
2. To ratify the engagement of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022.
3. An advisory, non-binding resolution to approve our executive compensation.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at this meeting, please bring this notice with you.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.envisionreports.com/BFIN**. Click Cast Your Vote or Request Materials.
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials BankFinancial Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 13, 2022.